UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2021

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7047 E Greenway Pkwy Suite 250, Scottsdale, Arizona 85254
(Address of principal executive offices and zip code)

(408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, $0.001 par value	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR Sec.230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR Sec.240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 29, 2021, Viavi Solutions Inc. (the “Company”), certain domestic subsidiaries of the Company named therein (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee, entered into the Senior Notes Indenture dated as of September 29, 2021 (the “Indenture”), pursuant to which the Company issued $400 million aggregate principal amount of 3.750% Senior Notes due 2029 (the “Notes,” and the offering thereof, the “Offering”).

The Notes will bear interest at a rate of 3.750% per year. Interest on the Notes is payable on April 1 and October 1 of each year, beginning on April 1, 2022. The Notes will mature on October 1, 2029.

At any time prior to October 1, 2024, the Company may redeem some or all of the Notes at a price equal to 100% of the principal amount of the note, plus a “make-whole” premium as set forth in the Indenture, together with accrued and unpaid interest, if any, to, but excluding, the redemption date. The Company may also redeem the Notes at its option, in whole or in part, at any time on or after October 1, 2024, at a redemption price equal to (i) 101.8750% of the principal amount, if redeemed during the twelve-month period beginning on October 1, 2024, (ii) 100.9375% of the principal amount, if redeemed during the twelve-month period beginning on October 1, 2025, and (iii) 100.000% of the principal amount, if redeemed during the twelve-month period beginning on October 1, 2026 and thereafter, in each case plus accrued and unpaid interest. Further, at any time on or prior to October 1, 2024, the Company may redeem the Notes in an amount not greater than the proceeds of certain equity offerings at a redemption price of 103.750% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest, if any, to, but excluding, the redemption date, provided that at least 65% of the principal amount of Notes originally issued on the issue date remain outstanding immediately following such redemption.

The Indenture requires that, upon the occurrence of a Change of Control (as defined in the Indenture), unless the Company has exercised its right to redeem all of the Notes pursuant to the Indenture, the Company shall offer to purchase all of the Notes at a purchase price in cash equal to 101% of the outstanding principal amount of such Notes, plus accrued and unpaid interest. If the Company or its restricted subsidiaries sell assets, under certain circumstances, the Company will be required to use the net proceeds from such asset sales to make an offer to purchase Notes at an offer price in cash in an amount equal to 100% of the outstanding principal amount of such Notes, plus accrued and unpaid interest.

The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes and to pay transaction related fees and expenses.

The Indenture contains customary covenants that, among other things, restrict the ability of the Company and its restricted subsidiaries to incur additional indebtedness and guarantee indebtedness; pay dividends or make other distributions or repurchase or redeem the Company’s capital stock; prepay, redeem or repurchase certain debt; issue certain preferred stock or similar equity securities; make loans and investments; sell or otherwise dispose of assets; incur liens; enter into transactions with affiliates; enter into agreements restricting the ability of the Company’s restricted subsidiaries to pay dividends and make other distributions; and consolidate, merge or sell substantially all of the Company’s assets. Certain of the covenants will be suspended upon the Notes achieving an investment grade rating from specified rating agencies (provided such covenants will be reinstated if the Notes are subsequently downgraded from an investment grade rating). The terms of the Indenture include customary events of default, including, but not limited to, failure to make payment, failure to comply with the obligations set forth in the Indenture, certain defaults on certain other indebtedness, and invalidity of the guarantees under the notes issued pursuant to the Indenture.

The Notes are guaranteed on a senior unsecured basis by each of the Company’s existing and future domestic restricted subsidiaries that is a borrower under or that guarantees obligations under the Company’s existing senior credit facility, except for certain immaterial subsidiaries. The Notes and the related guarantees are the Company’s and the Guarantors’ senior unsecured obligations, and will rank senior in right of payment to all of the Company’s and the Guarantors’ existing and future subordinated indebtedness; rank equally in right of payment with all of the Company’s and the Guarantors’ existing and future senior indebtedness; be effectively subordinated to any of the Company’s and the Guarantors’ existing and future secured indebtedness, to the extent of the value of the assets securing such debt; and be structurally subordinated to all of the existing and future liabilities (including trade payables, but excluding intercompany obligations and liabilities of a type not required to be reflected on a balance sheet of such subsidiaries in accordance with GAAP) of each of the Company’s subsidiaries that do not guarantee the Notes. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes are subject to restrictions on transferability and resale.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture, which is filed as Exhibit 4.1 to this Current Report and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

On September 29, 2021, the Company issued a press release providing updates with respect to its capital structure and liquidity position. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the Company’s current expectations regarding the transactions described in this Current Report, and can be identified by the fact that they do not relate strictly to historical or current facts. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K filed August 23, 2021, which was filed with the Securities and Exchange Commission. The forward-looking statements contained in this Current Report are made as of the date thereof and the Company assumes no obligation to update such statements.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits:

	4.1	Senior Notes Indenture, dated September 29, 2021, among the Company, the guarantors named therein, and Wells Fargo Bank, National Association.

	4.2	Form of 3.750% Senior Notes due 2029 (included in Exhibit 4.1).

	99.1	Press Release dated September 29, 2021.

	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

	By:	/s/ Henk Derksen
	Name:	Henk Derksen
	Title:	Executive Vice President and Chief Financial Officer

September 29, 2021